UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HERTZ GLOBAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89581-P46348 HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FLORIDA 33928 HERTZ GLOBAL HOLDINGS, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET You invested in HERTZ GLOBAL HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2026. Get informed before you vote View the 2025 Annual Report and Notice and Proxy Statement online, OR you may receive a free paper or email copy of the material(s) by making a request prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 28, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HTZ2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89582-P46348 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the two director nominees identified in the Company's Proxy Statement to serve as directors for the three-year term expiring at the Company’s 2029 annual meeting of stockholders. Nominees: 1a. Lucy Clark Dougherty For 1b. Evangeline Vougessis For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval, on an advisory basis, of the compensation of our named executive officers. For NOTE: The shares will be voted as directed, or if no direction is indicated, as described on the reverse side of the proxy card.